Exhibit 99.1

 Company Presentation  September 16, 2015

 *  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain control assets of Capital Southwest into a new, independent, publicly traded company, CSW Industrials, Inc. (“CSWI”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of Capital Southwest, including the businesses of CSWI. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. These risks and uncertainties include, but are not limited to, risks relating to Capital Southwest’s ability to complete the proposed spin-off transaction and to achieve the expected benefits therefrom. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on CSWI’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to CSWI and its business, see CSWI’s filings with the SEC, including the Information Statement filed as an exhibit to CSWI’s Registration Statement on Form 10. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Neither Capital Southwest nor CSWI assumes any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

 *  Pro-Forma and Non-GAAP Financial Information   The pro forma financial data in this presentation as of and for the fiscal year ended March 31, 2015 has been adjusted (a) to include the acquisition of substantially all the assets of Strathmore Products, Inc. and (b) to give effect to the proposed spin-off of CSWI and the related transactions. The pro forma financial data in this presentation as of and for the three months ended June 30, 2015 has been adjusted to give effect to the proposed spin-off of CSWI and the related transactions. The pro forma financial data does not purport (i) to represent what CSWI's results of operations actually would have been if the spin-off and Strathmore acquisition had occurred prior to the fiscal year presented or (ii) to project CSWI's financial performance for any future period. This presentation includes non-GAAP financial measures including EBITDA. Reconciliations to the most directly comparable GAAP measures are included on page 32 of this presentation. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

 *  Transaction Overview  Structured as a tax-free spin transactionForm 10 Registration Statement for CSWI initially filed with the SEC on June 16, 2015; Amendment No.4 to Form 10 filed on September 9, 2015; Registration statement declared effective on September 14, 2015   The separation is designed to unlock shareholder value immediately and to enhance long-term shareholder value by establishing two strong, independent companies with distinct growth strategies  Ticker  CSWI          Exchange  NASDAQ          Exchange Ratio  1 Share of CSWI for every 1 share of CSWC          Expected Number of Shares  15.6mm          Record Date  September 18, 2015          Distribution of CSWI Shares  September 30, 2015          First Day of Regular-Way Trading  October 1, 2015

CSW INDUSTRIALS

Experienced Management Team

Executive Officers



Joseph B. Armes
Chairman and CEO



Kelly Tacke
CFO



Christopher J. Mudd
President & COO

Board of Directors

Michael Gambrell
Former Executive Vice President of The Dow Chemical Company

Linda Livingstone, Ph.D.
Dean of The George Washington University School of Business

William F. Quinn
Executive Chairman and Founder of American Beacon Advisors

Robert Swartz
Lead director of the CSWI Board
Executive Vice President and Chief Operating Officer for Glazer's, Inc

Management team including subsidiary company executives averages 25 years of experience in the industrial manufacturing and specialty chemicals industries

5

 I. Company Overview

 *  Investment Highlights  Broad Portfolio of Leading Industrial Brands and SolutionsSustainable Organic Revenue Growth and Operating PerformanceStable Platform for Acquisitions with Proven Track RecordCulture of Product Enhancement and Customer Centric SolutionsDiverse Sales and Distribution Channels Serving Attractive End Markets

CSWI Overview

- A diversified industrial growth company with well-established, scalable platforms
- Deep domain expertise across three segments:
  - Industrial Products
  - Coatings, Sealants & Adhesives
  - Specialty Chemicals
- PF(1) 2015 Net Revenues: $325.0mm, PF(1) 2015 EBITDA: $60.1mm
- PF(2) 2016Q1 Net Revenues: $88.9mm, PF(2) 2016Q1 EBITDA: $18.7mm
- Broad portfolio of leading industrial products providing performance optimizing solutions to our diversified customer base. Products include mechanical products for heating, ventilation and air conditioning ("HVAC") and refrigeration applications, coatings and sealants and high performance specialty lubricants

We seek to deliver solutions to our professional customers that provide superior performance and reliability

(1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2) PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments

8

 *  CSWI’s corporate culture will SHAPE and GUIDE our company by helping each team member understand how to make his/her contribution to the company we serve. Our culture manifests the OBSERVED BEHAVIORS, the NORMS, and the DOMINANT VALUES of the company. Our culture should be effective in REINFORCING certain behaviors and ERADICATING others. THE GOAL OF OUR CORPORATE CULTURE IS TO MAXIMIZE PERFORMANCE.   CSWI Corporate Culture

CSWI Corporate Culture (Cont'd)

Our corporate culture will be based on our core values:

- **Integrity**
- **Respect**
- **Excellence**
- **Stewardship**
- **Citizenship**
- **Accountability**
- **Teamwork**

10

 *  CSWI Business Segments  IndustrialProducts  SpecialtyChemicals  Coatings, Sealants & Adhesives  Business Segment  Legal Entity  IndustrialBrands

History of CSWI Businesses


1949 JET-LUBE founded in Glendale, CA
CSWC acquires Jet-Lube
1991 SMOKE SG GUARD founded in Boise, ID
CSWC acquires SureSeal
1937 RECTORSEAL founded in Houston, TX
CSWC acquires RectorSeal
CSWC acquires SmokeGuard
CSWC acquires Design Water, RCT, Evolve and OilSafe
CSWC capital southwest
1961 1969 1973 1979 1989 2005 2012 2013 2014 2015
CSW INDUSTRIALS
CSWC founded in Dallas, TX
CSWC acquires Airtec, G-O-N and QHi Rail
CSWC separates into CSWI and legacy CSWC
1893 WHITMORE founded in Cleveland, OH
CSWC acquires Whitmore
1957 BALCO INC founded in Wichita, KS
CSWC acquires Balco
CSWC acquires Novent and Rizza
1942 Strathmore Products, Inc. founded in Syracuse, NY
CSWC acquires Strathmore

12

 *  CSW Industrials employs over 750 individuals worldwide  Headquarters  Manufacturing  Research  Sales Offices   Warehouses

 *  CSWI Business Segments  Well-balanced portfolio of businesses with strong organic growth profiles and numerous product line and strategic acquisition opportunities in each segment  PF2015 Net Revenues (1)  PF2015 EBITDA (1)(2)  Total Net Revenues: $325.0mm  Total EBITDA: $60.1mm  PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31Reflects pro rata allocation of other pro forma adjustments of $3.2mm to segment EBITDA based on segment revenuesOther includes CapStar, a real estate holding company, whose operations are not material to CSWI  (3)  (3)

 *  CSWI Key Growth Drivers  Benefits resulting from the Share Distribution and Related Reorganization  Leverage Existing Customer Relationships, Brands and Solutions  Focused Acquisitions that Leverage our Distribution Channels  Operational Excellence

 II. Key Growth Drivers

CSW INDUSTRIALS

Benefits from Reorganization

As an independent, publicly traded company, CSWI will have greater focus on its core businesses and greater flexibility to pursue growth opportunities including organic investments, product line and strategic acquisitions

Post Spin-Off Structure



Shareholders
100%
100%
CSWC
capital southwest
Nasdaq-Listed
CSW INDUSTRIALS
Expected to be Listed on Nasdaq
CSWI Businesses (*)
The RectorSeal Corporation ("RectorSeal")
Jet-Lube, Inc. ("Jet-Lube")
The Whitmore Manufacturing Company ("Whitmore")
Balco, Inc. ("Balco")
Strathmore Products, Inc. ("Strathmore")
Smoke Guard, Inc. ("Smoke Guard")

Benefits from Spin-Off

- Organize the CSWI businesses around key market segments
- Grow the CSWI businesses by allocating capital more efficiently
- Offer greater investor choice through separate entities
- Unlock shareholder value
- Increase management focus
- Better align interests of management and stockholders

(*) Also includes CapStar, a real estate holding company, whose operations are not material to CSWI

BALCO INC JET-LUBE RECTORSEAL 17 SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

 *  Ability to leverage customer base and cross-sell products across three segments  Leverage Existing Relationships and Products  Key End Use Markets(1)  Industrial Products  Coatings, Sealants & Adhesives  Specialty Chemicals  Plumbing        Industrial        HVAC        Energy        Rail        Architecturally Specified Building Products        Mining        Other key end use markets include Water well drilling, Power Generation, Marine, Cement and AviationPF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31  PF2015 Sales Revenue by End Market(2)

 *  Focused Acquisitions  There are further attractive synergistic acquisitions available to achieve higher growth and profitability  Capital Invested for Acquisitions ($mm)  Strategy & Execution Plan  Identify and execute acquisitions that will broaden our portfolio of industrial brands and products, and support our business segmentsEliminate costs and overhead in strategic acquisitions and most non-manufacturing related costs in product line acquisitionsFocus on commercially proven products and solutions that:Are attractive to customers in our target end markets Currently have limited distribution Would benefit from a broader distribution networkUtilize strong free cash flow or third-party financing to fund these acquisitions  (1) Strathmore purchase price of $68.8mm does not include potential earn out consideration of up to $16.5mm  (1)

 *  Focus on operational excellence in all aspects of CSWI’s business, leading to improved efficiencies and increased profitabilityExamples of achieving savings through operational excellence:CSWI is consolidating the manufacturing of all lubricant and grease products currently manufactured in a Houston, TX facility to the Rockwall, TX facility to optimize capacity, efficiency and qualityCSWI recently organized a technology summit among the technical and commercial leaders of our Coatings, Sealants & Adhesives and Specialty Chemicals segments in order to accelerate the process of leveraging best practices across these business segmentsCSWI expects to benefit from exploiting new opportunities by applying its best practices when integrating acquisitions  Operational Excellence  Continue to expand improvement initiatives and information sharing across CSWI’s entire platform, promoting best practices

 III. Financial Overview

 *  Combined Financials – Net Revenues  Net Revenues ($mm, %)  Highlights  Consistent mid double-digit net revenue growth (16.4%, 16.4% and 13.0% in FY2013, FY2014 and FY2015, respectively) supported by industry leading products in high growth end markets with a diversified customer baseNet revenue growth driven by a combination of robust organic growth and acquisitions40.3% net revenue growth in PF2015 including acquisition of StrathmoreStrong track record of capitalizing on product line and strategic acquisition opportunities   PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments

 *  Strong Organic & Acquisition Growth  Net Revenues ($mm, %)(1)  Highlights  15.3% total net revenue CAGR over the last three fiscal yearsStrong compounded organic net revenue growth of 7.0% as a result of CSWI’s focus on end markets with attractive growth trends Additional 8.1% contribution to total net revenue CAGR from acquisitions over the last three fiscal years including product line and strategic acquisitions  Acquisition revenue calculated based on standard rolling 12 months method FY2015 net revenues do not include Strathmore  Total Net Revenue CAGR excluding Strathmore: 14.7%  :Organic Net Revenue CAGR: 9.5%  Acquisition growth contribution: 5.1%

 *  Combined Financials – Margins  Operating Income ($mm, %)  Highlights  Attractive operating and EBITDA margins with potential improvement from integration of businesses and shared best practicesEBITDA margins higher than those of peers, partly due to CSWI’s loyal and diverse customer base that recognizes the performance and quality of the products and solutionsDisciplined product line acquisition strategyContinued improvement of profitability through targeted investments in manufacturing processes  EBITDA ($mm, %)  PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments

CSW INDUSTRIALS

Combined Financials – Capital Investment & ROIC

Capital Expenditures ($mm, %)



$20.0
$10.0
$ -
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
$15.5
$15.0
$9.6
$1.9
7.8%
6.5%
3.0%
2.1%
FY2013
FY2014
PF2015(1)
PF2016Q1(2)
Capital Expenditures
% of Net Revenues

ROIC(3) (%)



15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
13.2%
12.6%
12.1%
13.7%
FY2013
FY2014
PF2015(1)
PF2016Q1(2)

Highlights

- Historical capital expenditures to net revenue ratio averaged 5.7% in the last three years
  - Capital expenditures declined in PF2015 and PF2016Q1 primarily due to completion of facility expansion project for Whitmore
- Average ROIC of 12.5% for the last three years, including Strathmore and other PF adjustments
  - Excluding other PF adjustments of $3.2mm results in ROIC of 12.6% in PF2015
  - PF2016Q1 annualized ROIC of 13.7%

(1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2) PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments
(3) ROIC calculated using average balance of invested capital (defined as net debt plus equity); NOPAT assumes 38% tax rate

BALCO INC JET-LUBE RECTORSEAL 25 SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

 *  Segment Financials – Net Revenues  Net Revenues ($mm)  Highlights  27.8% net revenue CAGR over the last two fiscal years, including StrathmoreRecent growth primarily attributable to an increase in sales volumes in the Industrial Products segment and in the Coatings, Sealants & Adhesives segmentNet revenues by geography (PF2015)  PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustmentsRelated to rental income from CapStar, a real estate holding company  Other (3)

Segment Financials – Margins

Operating Income ($mm)



$55.0
$40.0
$25.0
$10.0
($5.0)
$32.2
$7.7
$10.9
$13.4
$0.1
$37.9
$9.4
$12.6
$15.9
$0.1
$47.2
$6.4
$11.4
$19.7
$13.0
($3.2)
($0.1)
$15.3
$4.1
$9.7
$2.7
$0.0
($1.2)
FY2013
FY2014
PF2015(1)
PF2016Q1(2,3)
Other (4)
Other PF Adj.
Specialty Chemicals
Industrial Products
Coatings, Sealants & Adhesives
Strathmore

Operating Income Margin (%)(5)



25%
20%
15%
10%
5%
FY2013
FY2014
PF2015
PF2016Q1(3)
Specialty Chemicals
Coatings, Sealants & Adhesives
Industrial Products

Highlights

- Many products enjoy strong margin profiles due to high performance and quality and loyal customer bases
- Margin expansion driven by targeted investments to further improve manufacturing processes, including:
  - Lower manufacturing costs
  - Increased production utilization
  - Improved product quality
- Strathmore acquisition reduced Coatings, Sealants & Adhesives margins in PF2015 and PF2016Q1 but are expected to increase with integration execution

(1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31 (2) PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other PF adjustments (3) Operating income for Coatings, Sealants & Adhesives for PF2016Q1 excludes $2.3mm of Strathmore acquisition costs (4) Related to rental income from CapStar, a real estate holding company (5) PF2015 operating margins do not reflect pro forma adjustments for corporate overhead

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*  Strong Balance Sheet (PF as of June 30, 2015)  Total Capitalization  Highlights  PF2015 EBITDA represents 12 months ending March 31, 2015 and includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31Excludes restricted cash and bank time deposits  Strong balance sheet with ample liquidityCurrent available cash and cash equivalents sufficient to easily meet CSWI’s liquidity needs for at least the next 12 months  Indebtedness

 *  CSWI vs. Industrial Goods Peers  2011–2014 Net Revenue CAGR  2014 EBITDA Margin  Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR (1) Median excludes CSWI and CSWI segments  (1)  (1)

 *  CSWI vs. Specialty Chemicals Peers  2011–2014 Net Revenue CAGR  2014 EBITDA Margin  Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGRMedian excludes CSWI and CSWI segments  (1)  (1)

 Appendix

 *  EBITDA Reconciliation  Strathmore D&A includes $1.8mm of additional D&A as a result of application of acquisition method of accounting Other pro forma adjustments include incremental expenses related to operating as a stand alone independent company, net of $2.3mm and $1.5mm of nonrecurring charges related to the Jet-Lube integration into Whitmore and Strathmore acquisition costs for June 30, 2015 and March 31, 2015, respectively. Incremental expenses include compensation, professional service fees, director fees, compliance costs, rent and office expensesPF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments

 *  Historical and Pro Forma Financial Results  Related to rental income from CapStar, a real estate holding companyOther pro forma adjustments include incremental expenses related to operating as a stand alone independent company, net of $1.5mm of non-recurring charges related to the Jet-Lube integration into Whitmore and Strathmore acquisition costsPF2016Q1 growth % compared to FY2015Q1 results; FY2015Q1 results do not include Strathmore